Filed pursuant to Rule 497(c)

Registration No. 333-07305

FRONTIER FUNDS

PROSPECTUS

Frontier MFG Global Plus Fund
Institutional Class Shares (FMGPX)

Service Class Shares (FMPSX)

Class Y Shares (FMGYX)

Frontegra Asset Management, Inc.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this Prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

October 31, 2018

TABLE OF CONTENTS

Summary Section	2

Principal Investment Strategy and Related Risks	7

Financial Highlights	11

Fund Management	13

Your Account	14

Distribution and Shareholder Servicing Arrangements	20

Exchange Privilege	21

Valuation of Fund Shares	21

Distributions and Federal Income Tax Treatment	22

You should rely only on the information contained in this Prospectus and in the Statement of Additional Information (“SAI”), which is available upon request.  Frontier Funds, Inc. (the “Company”) has not authorized others to provide additional information.  The Company does not authorize use of this Prospectus in any state or jurisdiction where the offering cannot legally be made.

Please see the Fund’s privacy policy inside the back cover of this Prospectus.

SUMMARY SECTION

Investment Objective.  The investment objective of the Frontier MFG Global Plus Fund (the “Fund”) is capital appreciation.

Fees and Expenses of the Fund.  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Institutional	Service	Class Y
Shareholder Fees (fees paid directly from your investment)
Redemption Fee (as a percentage of amount redeemed, if applicable)	2.00%	2.00%	2.00%
Service Fee (for shares redeemed by wire)	$15.00	$15.00	$15.00

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.80%	0.80%	0.80%
Distribution (12b-1) Fees	NONE	NONE	0.25%
Other Expenses
Shareholder Servicing Fee	NONE	0.15%	0.15%
Additional Other Expenses(1)	0.08%	0.07%	0.08%
Total Other Expenses	0.08%	0.22%	0.23%
Acquired Fund Fees and Expenses(2)	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses(3)	0.90%	1.04%	1.30%
Fee Waiver(4)	(0.08)%	(0.07)%	(0.08)%
Total Annual Fund Operating Expenses After Fee Waiver(3)	0.82%	0.97%	1.22%

(1)         The Class Y shares had not commenced operations as of June 30, 2018.  Accordingly, “Additional Other Expenses” for the Class Y shares are estimated based on other expenses of the Institutional Class shares of the Fund for the fiscal year ended June 30, 2018.

(2)         Acquired Fund Fees and Expenses (“AFFE”) are fees and expenses incurred by the Fund in connection with its investments in other investment companies.  Total Annual Fund Operating Expenses shown will not correlate to the Fund’s ratio of expenses to average net assets appearing in the Financial Highlights table, which does not include AFFE.

(3)         The “Total Annual Fund Operating Expenses” and “Total Annual Fund Operating Expenses After Fee Waiver” for Service Class shares do not correlate to the “Ratio of expenses to average net assets” figures in the Financial Highlights section of this Prospectus because Service Class shares accrued shareholder servicing fees in the amount of 0.075% for the fiscal year ended June 30, 2018.

(4)         Pursuant to an expense cap agreement between Frontegra Asset Management, Inc. (“Frontegra”), the Fund’s investment adviser, and the Fund, Frontegra has contractually agreed to waive its management fee and/or reimburse the Fund’s operating expenses to the extent necessary to ensure that the Fund’s total operating expenses (excluding taxes, interest, brokerage commissions, AFFE and extraordinary expenses) do not exceed 0.80%, 0.95% and 1.20% of the Fund’s average daily net assets attributable to the Institutional Class, Service Class and Class Y shares, respectively.  Frontegra is entitled to recoup the fees waived and/or expenses reimbursed within a three-year period from the date of the waiver or expense payment if such reimbursement will not cause the Fund to exceed the lesser of:  (a) the expense limitation in place at the time of the waiver and/or expense payment; or (b) the expense limitation in place at the time of the recoupment.  The expense cap agreement will continue in effect until October 31, 2020, with successive renewal terms of one year unless terminated by Frontegra or the Company prior to any such renewal.  The current expense cap agreement can be terminated only by, or with the consent of, the Board of Directors of the Company.

Example.  The following example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.

The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$84	$271	$482	$1,093
Service Class	$99	$317	$560	$1,258
Class Y	$124	$396	$697	$1,553

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During its most recent fiscal year, the Fund’s portfolio turnover rate was 59% of the average value of its portfolio.

Principal Investment Strategy.  Under normal market conditions, the Fund invests at least 80% of its net assets in a non-diversified portfolio of publicly-traded equity securities issued by U.S. and non-U.S. companies.  Equity securities in which the Fund will invest as a principal investment strategy consist of common stocks, American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and Real Estate Investment Trusts (REITs).  Under normal market conditions, the Fund will allocate its assets among issuers located in at least three different countries and will invest at least 40% of its net assets in non-U.S. companies.  The Fund’s subadviser, Magellan Asset Management Limited doing business as MFG Asset Management (“MFG Asset Management”), may reduce this 40% minimum investment amount to 30% if it deems market conditions to be unfavorable.  MFG Asset Management seeks to identify high-quality companies at attractive prices while integrating an in-depth macroeconomic understanding in order to manage risk.  The Fund will normally hold a limited number (generally 20 to 40) of companies, typically with a market capitalization in excess of U.S. $25 billion at the time of purchase.  The Fund may have significant investments in the technology sector.

Principal Investment Risks.

Market Risks.  The Fund’s investments are subject to market risk, which may cause the value of the Fund’s investments to decline.  If the value of the Fund’s investments goes down, the share price of the Fund will go down, and you may lose money.  Volatility in share price is an inherent characteristic of equity markets.  Global economies and financial markets are increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in a different country or region.  Market volatility may have adverse effects on the Fund.

Common Stocks Risks.  Common stocks held by the Fund will fluctuate in value based on the earnings of the company and on general industry and market conditions leading to fluctuations in the Fund’s share price.

REIT Risks.  A REIT’s share price may decline because of adverse developments affecting the underlying infrastructure industry, including changes to interest rates. The returns of REITs may trail returns of the overall market.  The Fund’s investments in REITs may be subject to special tax rules, or a particular REIT may fail to qualify for the favorable federal income tax treatment applicable to REITs, the effect of which may have adverse tax consequences for the Fund and shareholders.  The Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the Fund.

Non-Diversification Risks.  The Fund is non-diversified, which means it may invest more of its assets in a smaller number of companies than funds that are diversified.  Gains or losses on a single stock may have greater impact on the Fund than for other funds that invest in a greater number of companies.

Stock Selection Risks.  The stocks selected for the Fund may decline in value or not increase in value when the stock market in general is rising.

Large Capitalization Risks.  Large-cap companies perform differently from, and at times and for extended periods of time worse than, stocks of mid- and small-cap companies.  Larger, more established companies may be unable to respond quickly to new competitive challenges.

Foreign Securities Risks.  Investments in securities of foreign companies involve additional risks, including less liquidity, currency-rate fluctuations, political and economic instability, differences in financial reporting standards and securities market regulation, and imposition of foreign withholding taxes.

ADR/GDR Risks.  The risks of ADRs and GDRs include many of the risks associated with investing directly in foreign securities, such as currency-rate fluctuations and political and economic instability.

Currency Risks.  The value of the Fund’s foreign holdings as measured in U.S. dollars may be affected unfavorably by changes in foreign currency exchange rates.  The Fund may also incur costs in connection with conversions between various currencies.

Management Risks.  The Fund is subject to management risk as an actively-managed investment portfolio and depends on the decisions of the portfolio manager to produce the desired results.

Sector Emphasis Risks.  Although MFG Asset Management selects stocks based on their individual merits, some economic sectors will represent a larger portion of the Fund’s overall investment portfolio than other sectors.  Potential negative market or economic developments affecting one of the larger sectors could have a greater impact on the Fund than on a fund with fewer holdings in that sector.

Technology Sector Risk.  To the extent that the Fund invests a significant portion of its assets in established companies within the technology sector, there are risks that may affect such companies. These risks include regulatory risk faced by dominant technology platforms including around antitrust, privacy and control of information, a reduction in competitiveness and loss of market share (should the companies be unable to keep up with innovations), uncertainty regarding the forecasting or the future size of their target market and therefore the future revenue they will generate, and reputational or operational risks from significant data breaches or cyber-attacks.

Cybersecurity Risks.  Despite the various protections utilized by the Fund and its service providers, systems, networks, or devices utilized by the Fund potentially can be breached.  The Fund and its shareholders could be negatively impacted as a result of a cybersecurity breach.

Performance.  The return information provided in the following bar chart and table illustrates how the performance of the Fund can vary from year to year, which is one indication of the risks of investing in the Fund.  The bar chart shows changes in the Fund’s performance from year to year, while the table compares the average annual total returns of the Fund to a broad measure of market performance.  Please keep in mind that the Fund’s past performance (before and after taxes) does not necessarily represent how it will perform in the future.  Updated performance data is available on the Company’s website at www.frontiermutualfunds.com or by calling toll-free to 1-888-825-2100.

Calendar Year Total Returns for Institutional Class Shares

The Fund’s return from January 1, 2018, through September 30, 2018, was 9.93%.

Best and Worst Quarterly Performance (during the periods shown above)

Best Quarter Return	Worst Quarter Return

7.05% (1st quarter, 2017)	(3.42)% (2nd quarter, 2016)

Average Annual Total Returns(1)

(For the periods ended December 31, 2017)

	One Year	Since Inception(2)
Institutional Class
Return Before Taxes	24.49%	9.14%
Return After Taxes on Distributions	23.60%	8.78%
Return After Taxes on Distributions and Sale of Fund Shares	14.13%	6.98%
MSCI World Index (Net) (reflects no deductions for fees, expenses or taxes)(2)	22.40%	8.36%
Service Class
Return Before Taxes	24.37%	17.41%
MSCI World Index (Net) (reflects no deductions for fees, expenses or taxes)(3)	22.40%	18.41%

(1)         Class Y shares had not commenced operations as of December 31, 2017.  Accordingly, the information provided represents returns of the Institutional Class and the Service Class.

(2)         The Institutional Class and the Service Class commenced operations on March 23, 2015, and May 9, 2016, respectively.

(3)         The MSCI World Index measures the overall performance of stock markets in 23 developed market countries in North America, Europe, and the Asia/Pacific Region.

After-tax returns are shown only for Institutional Class shares, and the after-tax returns for Service Class and Class Y shares will vary.  After-tax returns for the Fund were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as a 401(k) plan or individual retirement account (“IRA”).  In certain cases, the figure representing

“Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures for the same period.  A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

Management.

Investment Adviser and Subadviser.  Frontegra is the investment adviser to the Fund.  MFG Asset Management is the subadviser to the Fund.

Portfolio Manager.

Name	Portfolio Manager of the Fund Since	Title
Hamish Douglass	Inception of the Fund in 2015	Lead Portfolio Manager

Purchase and Sale of Fund Shares.  You may purchase or redeem shares of the Fund on any business day by written request to Frontier Funds, Inc., c/o U.S. Bank Global Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, by wire or through a financial intermediary.  The Fund’s minimum initial and subsequent investment amounts are shown below, which may be modified for purchases made through certain financial intermediaries.  The Fund may reduce or waive the minimums in its sole discretion.

	Minimum Initial Investment	Minimum Subsequent Investments
Institutional Class	$1,000,000	$1,000
Service Class	$10,000	$1,000
Class Y	$1,000	$50

Tax Information.  The Fund’s distributions are taxable, and will be taxed as ordinary income or long term capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA.  You may be taxed later upon withdrawal of funds from these tax-deferred arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries.  If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

PRINCIPAL INVESTMENT STRATEGY AND RELATED RISKS

Investment Objective.  The investment objective of the Fund is capital appreciation.  This investment objective is fundamental and may not be changed without shareholder approval.

Principal Investment Strategy.  Under normal market conditions, the Fund invests at least 80% of its net assets in a non-diversified portfolio of publicly-traded equity securities issued by U.S. and non-U.S. companies as a part of its principal investment strategy.  Equity securities in which the Fund will invest as a principal investment strategy consist of common stocks, ADRs, GDRs and REITs.  MFG Asset Management seeks to identify high-quality companies at attractive prices while integrating an in-depth macroeconomic understanding in order to manage risk.  The Fund will normally hold a limited number (generally 20 to 40) of companies, typically with a market capitalization in excess of U.S. $25 billion at the time of purchase.  However, as a non-principal investment strategy, the Fund may hold securities of companies of any market capitalization.  The Fund may have significant investments in the technology sector.

Under normal market conditions, the Fund will allocate its assets among issuers located in at least three different countries and will invest at least 40% of its net assets in non-U.S. companies.  MFG Asset Management may reduce this 40% minimum investment amount to 30% if it deems market conditions to be unfavorable.

The Fund defines non-U.S. companies as companies:

•                  that are organized under the laws of a foreign country;

•                  whose principal trading market is in a foreign country; or

•                  that derive a significant portion of their revenue from outside of the United States.

For purposes of this definition, a company has a “significant” portion of its revenue from outside of the United States if 50% or more of the company’s revenue is sourced outside of the United States.

With respect to the Fund’s non-U.S. investments, the Fund invests in companies located in developed countries as part of its principal investment strategy.  Buy candidates are companies that have sustainable competitive advantages which MFG Asset Management believes will translate into returns on capital materially in excess of their cost of capital for a sustained period of time.  These companies will usually have some or all of the following characteristics:  a wide economic “moat” (protection around an economic franchise), high reinvestment potential, low business risk, and low agency risk (risk surrounding the deployment of the cash flow).

MFG Asset Management’s primary starting point for portfolio construction is to undertake extensive research in order to identify companies that meet the above criteria and then weight the portfolio towards its highest conviction ideas.  MFG Asset Management will overlay its detailed macroeconomic analysis to ensure the Fund is not overly exposed to “portfolio aggregation risk” (over correlation to a single company, industry or macroeconomic risk) or “macroeconomic event risk” (a major macroeconomic event that could significantly and adversely impact the value of the Fund’s investments).

MFG Asset Management will purchase a company for the Fund when the valuation is attractive, using both discounted cash flow valuations and forecasts of three year total shareholder return.  MFG Asset Management will buy companies that have both low and higher price-to-earnings and price-to-book multiples provided that the company has some or all of the favorable attributes described above and its shares are trading at an appropriate discount to MFG Asset Management’s assessment of intrinsic value.

From time to time, MFG Asset Management may make significant changes to the Fund’s portfolio if it believes that macroeconomic events could lead to a significant and sustained loss in value for shareholders.  Such events could include a financial crisis, a sustained oil price shock, a global pandemic or a major global conflict.

Companies are sold due to unfavorable changes in valuation, underlying fundamentals or management, if there are more attractive opportunities available, if the company has not performed to expectations, or if MFG Asset Management believes it is prudent to sell a position for risk management purposes.

The Fund will provide shareholders with at least a 60-day notice of any change in the Fund’s policy to invest at least 80% of its net assets in the types of securities suggested by its name.  The 80% limitation is measured at the time of investment.  For purposes of the 80% policy, net assets include any borrowings for investment purposes.

Cash or Similar Investments; Temporary Defensive Position.  The Fund will typically hold up to 20% of its total assets in cash, money market mutual funds, short-term fixed income securities and other short-dated instruments that are readily convertible into cash.  The Fund may invest up to 100% of its total assets in cash, money market mutual funds and short-term fixed income securities as a temporary defensive position during adverse market, economic or political conditions, or in other limited circumstances, such as in the case of unusually large cash inflows or redemptions.  To the extent the Fund engages in temporary strategies or maintains a substantial cash position, the Fund may not achieve its investment objective.

Principal Risk Factors.

Market Risks.  The Fund’s investments are subject to market risk, which may cause the value of the Fund’s investments to decline.  If the value of the Fund’s investments goes down, the share price of the Fund will go down, and you may lose money.  Volatility in share price is an inherent characteristic of equity markets.  U.S. and international markets have also experienced volatility in recent years due to a number of economic, political and global macro factors.  There is uncertainty about factors such as how quickly the Federal Reserve will raise the Federal Funds rate, inflation and wage growth, the effects of the recently passed Tax Cuts and Jobs Act tax reform legislation, new tariffs imposed by the U.S. and other countries, and how the financial markets will react to the foregoing and other legislative, economic and regulatory developments.  Global economies and financial markets are increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in a different country or region.  Market volatility may have adverse effects on the Fund.

Common Stocks Risks.  Common stocks held by the Fund will fluctuate in value based on the earnings of the company and on general industry and market conditions.  A fund that invests a significant amount of its assets in common stocks is likely to have greater fluctuations in share price than a fund that invests a significant portion of its assets in fixed income securities.

REIT Risks.  A REIT’s share price may decline because of adverse developments affecting the underlying infrastructure industry, including changes to interest rates.  The returns of REITs may trail returns of the overall market.  The Fund’s investments in REITs may be subject to special tax rules, or a particular REIT may fail to qualify for the favorable federal income tax treatment applicable to REITs, the effect of which may have adverse tax consequences for the Fund and shareholders.  The Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the Fund.

In general, qualified REIT dividends that an investor receives directly from a REIT are automatically eligible for the 20% qualified business income deduction. At this time, REIT dividends that an investor effectively receives indirectly through a regulated investment company that owns interests in a REIT do not qualify for the 20% qualified business income deduction. As a result, it may be less advantageous for an investor to hold interests in a REIT indirectly through a regulated investment company than it would be for the taxpayer to directly invest in the underlying REIT.

Non-Diversification Risks.  The Fund is non-diversified, which means it may invest more of its assets in a smaller number of companies than funds that are diversified.  Gains or losses on a single company may have greater impact on the Fund than for other funds that invest in a greater number of companies.

Stock Selection Risks.  Stock prices vary and may fall, thus reducing the value of the Fund’s investments.  The stocks selected for the Fund may decline in value or not increase in value when the stock market in general is rising.

Large Capitalization Risks.  Large-cap companies perform differently from, and at times and for extended periods of time worse than, stocks of mid- and small-cap companies.  Larger, more established companies may be unable to respond quickly to new competitive challenges.

Foreign Securities Risks.  Investments in securities of foreign companies involve additional risks, including less liquidity, currency-rate fluctuations, political and economic instability, differences in financial reporting standards and securities market regulation, and imposition of foreign withholding taxes.  Geopolitical events may cause market disruptions.  For example, the UK voted to leave the EU following the Brexit referendum.  It is expected that the UK will exit the EU within two years; however, the exact timeframe for the UK’s exit is unknown.  There is significant market uncertainty regarding Brexit’s ramifications.  It is possible that Brexit or other geopolitical events could have an adverse effect on the value of the Fund’s investments.

ADR/GDR Risks.  The risks of ADRs and GDRs (together, “DRs”) include many of the risks associated with investing directly in foreign securities, such as currency-rate fluctuations and political and economic instability. DRs are certificates evidencing ownership of shares of a foreign-based issuer held by a bank or similar financial institution as depositary.  DR holders may not have all of the legal rights of shareholders.  DRs may be sponsored or unsponsored.  If the Fund invests in an unsponsored DR, the Fund is likely to bear its proportionate share of expenses of the depositary, and it may have greater difficulty in receiving shareholder communications that it would have with a sponsored DR.

Currency Risks.  The value of the Fund’s foreign holdings as measured in U.S. dollars may be affected unfavorably by changes in foreign currency exchange rates.  The Fund may also incur costs in connection with conversions between various currencies.

Management Risks.  The Fund is subject to management risk as an actively-managed investment portfolio and depends on the decisions of the portfolio manager to produce the desired results.

Sector Emphasis Risks.  Sector emphasis risk is the possibility that investment within certain sectors may decline in price due to sector-specific economic developments.  Although MFG Asset Management selects stocks based on their individual merits, some economic sectors will represent a larger portion of the Fund’s overall investment portfolio than other sectors.  Potential negative market or economic developments affecting one of the larger sectors could have a greater impact on the Fund than on a fund with fewer holdings in that sector.

Technology Sector Risk.  To the extent that the Fund invests a significant portion of its assets in established companies within the technology sector, there are risks that may affect such companies. These risks include regulatory risk faced by dominant technology platforms including around antitrust, privacy and control of information, a reduction in competitiveness and loss of market share (should the companies be unable to keep up with innovations), uncertainty regarding the forecasting or the future size of their target market and therefore the future revenue they will generate, and reputational or operational risks from significant data breaches or cyber-attacks.

Cybersecurity Risks.  The computer systems, networks and devices used by the Fund and its service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches.  Despite the various protections utilized by the Fund and its service providers, systems, networks, or devices potentially can be breached.  The Fund and its shareholders could be negatively impacted as a result of a cybersecurity breach.  Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality.  Cybersecurity breaches may cause disruptions and impact the Fund’s business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its NAV; impediments to trading; the inability of the Fund, Frontegra, MFG Asset Management, and other service providers to transact business; violations of applicable privacy and other laws; regulatory fines; penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information.

Portfolio Holdings Disclosure Policy.  A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the SAI.

FINANCIAL HIGHLIGHTS

The financial highlights tables describe the financial performance for the Fund’s Institutional Class and Service Class shares since inception.  Certain information reflects financial results for a single Fund share.  The total return table represents the rate that an investor would have earned (or lost) on an investment in the Fund for the stated periods (assuming reinvestment of all distributions).  The information has been audited by Cohen & Company, Ltd. (“Cohen”).  The Fund’s financial statements, along with Cohen’s report, are included in the Fund’s annual report, which is available upon request.  As of June 30, 2018, the Fund’s Class Y shares had not commenced operations.  Accordingly, there are no financial highlights available for Class Y shares.

FRONTIER MFG GLOBAL PLUS FUND - INSTITUTIONAL CLASS

	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2016	Period Ended June 30, 2015(1)
Net Asset Value, Beginning of Period	$11.49	$9.59	$9.91	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.10	0.13 (2)	0.09 (2)	0.03
Net realized and unrealized gain (loss) on investments	1.40	1.79	(0.36)	(0.12)
Total Income (Loss) from Investment Operations	1.50	1.92	(0.27)	(0.09)

LESS DISTRIBUTIONS:
From net investment income	(0.08)	(0.02)	(0.05)	—
From net realized gain on investments	(0.19)	— (3)	—	—
Total Distributions	(0.27)	(0.02)	(0.05)	—

Net Asset Value, End of Period	$12.72	$11.49	$9.59	$9.91

Total Return	13.12%	20.06%	(2.77)%	(0.90	)%(4)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$340,204	$302,726	$21,547	$5,859
Ratio of expenses to average net assets
Before waivers and reimbursements	0.88%	0.95%	2.03%	4.96	%(5)
Net of waivers and reimbursements	0.80%	0.80%	0.80%	0.80	%(5)
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements	0.71%	1.02%	(0.29)%	(3.16	)%(5)
Net of waivers and reimbursements	0.79%	1.17%	0.94%	1.00	%(5)
Portfolio turnover rate(6)	59%	31%	30%	7	%(4)

(1)         Commenced operations on March 23, 2015.

(2)         Per share net investment income has been calculated using the daily average share method.

(3)         Less than one cent per share.

(4)         Not annualized.

(5)         Annualized.

(6)         Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

FRONTIER MFG GLOBAL PLUS FUND — SERVICE CLASS

	Year Ended June 30, 2018	Year Ended June 30, 2017	Period Ended June 30, 2016(1)
Net Asset Value, Beginning of Period	$11.49	$9.60	$9.73

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.10	0.11 (2)	—	(3)
Net realized and unrealized gain (loss) on investments	1.39	1.80	(0.13)
Total Income (Loss) from Investment Operations	1.49	1.91	(0.13)

LESS DISTRIBUTIONS:
From net investment income	(0.07)	(0.02)	—
From net realized gain on investments	(0.19)	— (3)	—
Total Distributions	(0.26)	(0.02)	—

Redemption fees retained	—	— (3)	—	(3)

Net Asset Value, End of Period	$12.72	$11.49	$9.60

Total Return	13.01%	19.92%	(1.34	)%(4)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$74,933	$81,173	$10,727
Ratio of expenses to average net assets
Before waivers and reimbursements	0.95%	1.09%	1.38	%(5)
Net of waivers and reimbursements	0.88%	0.89%	0.80	%(5)
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements	0.60%	0.80%	(0.70	)%(5)
Net of waivers and reimbursements	0.67%	1.00%	(0.12	)%(5)
Portfolio turnover rate(6)	59%	31%	30%

(1)         Commenced operations on May 9, 2016.

(2)         Per share net investment income has been calculated using the daily average share method.

(3)         Less than one cent per share.

(4)         Not annualized.

(5)         Annualized.

(6)         Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

FUND MANAGEMENT

Adviser.  Frontegra is the Fund’s investment adviser and supervises the management of the Fund’s portfolio by MFG Asset Management, subject to the supervision of the Board of Directors of the Company (the “Board”).  Frontegra was organized in 1996 and is located at 400 Skokie Boulevard, Suite 500, Northbrook, Illinois 60062.  Frontegra, Frontegra Strategies, LLC, the Fund’s distributor, and Frontier Partners, Inc., a consulting/marketing firm that provides marketing services to investment advisers, including MFG Asset Management, are owned by Frontier North America Holdings Inc. (“FNAH”).  FNAH is a majority-owned subsidiary of Magellan Financial Group (“MFG”), a company listed on the Australian Securities Exchange.  MFG Asset Management is a wholly-owned subsidiary of MFG.  Accordingly, Frontegra, Frontegra Strategies, LLC, Frontier Partners, Inc., and MFG Asset Management are affiliates.

A discussion regarding the Board’s basis for approving the investment advisory agreement and subadvisory agreement is included in the Company’s annual report for the fiscal year ended June 30, 2018.

Management Fees.  The Company, on behalf of the Fund, has entered into an investment advisory agreement with Frontegra, pursuant to which Frontegra supervises the management of the Fund’s investments and provides various administrative services to the Fund.  Under the investment advisory agreement, the Fund compensates Frontegra at an annual rate of 0.80% of the Fund’s average daily net assets.  Pursuant to an expense cap agreement between Frontegra and the Company, on behalf of the Fund, Frontegra has agreed to waive its management fee and/or reimburse the Fund’s operating expenses to the extent necessary to ensure that the Fund’s total operating expenses (excluding taxes, interest, brokerage commissions, AFFE and extraordinary expenses) do not exceed 0.80%, 0.95% and 1.20% of the Fund’s average daily net assets for the Institutional Class, Service Class and Class Y shares, respectively.  The expense cap agreement will continue in effect until October 31, 2020, with successive renewal terms of one year unless terminated by Frontegra or the Company prior to any such renewal.  The current expense cap agreement can be terminated only by, or with the consent of, the Board of Directors of the Company.  The expense cap agreement has the effect of lowering the overall expense ratio for the Fund and increasing the Fund’s overall return to investors during the time any such amounts are waived and/or reimbursed.  The expense cap agreement may have the effect of increasing the Fund’s overall expense ratio during any periods where Frontegra recoups previously waived or reimbursed expenses, subject to the expense limitation agreement in place at the time of recoupment.  After expense waivers, the advisory fee paid to Frontegra for the fiscal year ended June 30, 2018, was equal to 0.72% of the Fund’s average daily net assets.

MFG Asset Management.  MFG Asset Management is a wholly owned subsidiary of Magellan Financial Group Limited (“MFG”), a company listed on the Australian Securities Exchange.  MFG Asset Management was organized in 2006, and is located at MLC Centre Level 36, 19 Martin Place, Sydney NSW 2000, Australia.  Frontegra has entered into a subadvisory agreement with MFG Asset Management under which MFG Asset Management manages the Fund’s portfolio, subject to Frontegra’s supervision.  Under the subadvisory agreement, MFG Asset Management is paid the net advisory fee received by Frontegra less an annual flat fee retained by Frontegra.  In addition to providing portfolio management services to the Fund, MFG Asset Management serves as investment adviser to individual and institutional clients.  MFG Asset Management also serves as subadviser to three other series of the Company:  the Frontier MFG Global Equity Fund, the Frontier MFG Core Infrastructure Fund and the Frontier MFG Select Infrastructure Fund (together with the Fund, the “MFG Funds”).  MFG Asset Management is an affiliate of Frontegra by virtue of being under common control of MFG.  As of September 30, 2018, MFG Asset Management had approximately U.S. $53.9 billion under management.

Portfolio Manager.  Hamish Douglass serves as the Lead Portfolio Manager of the Fund.  Mr. Douglass has ultimate responsibility for the investment decisions for the Fund.  Mr. Douglass co-founded MFG Asset Management in July 2006, and serves as Chairman of MFG.  Prior to founding MFG Asset Management, Mr. Douglass served as Co-Head of Global Banking at Deutsche Bank, Australia, a firm he joined in 1998.  Mr. Douglass has a Bachelor’s Degree in Commerce from the University of New South Wales.

The Fund’s SAI provides additional information about the Fund’s portfolio manager, including other accounts managed, ownership of Fund shares and compensation.

Custodian, Transfer Agent and Administrator.  U.S. Bank, N.A. acts as custodian of the Fund’s assets.  U.S. Bancorp Fund Services, LLC serves as transfer agent for the Fund (the “Transfer Agent”) and as the Fund’s administrator.  U.S. Bank, N.A. and U.S. Bancorp Fund Services, LLC are affiliated entities.

Distributor.  Frontegra Strategies, LLC (the “Distributor”), 400 Skokie Boulevard, Suite 500, Northbrook, Illinois 60062 acts as the principal distributor of the Fund’s shares.

Recent Events.  Effective October 1, 2018, FNAH acquired 100% of the equity interests in Frontegra following approval by shareholders of the Company of new advisory and subadvisory agreements with Frontegra.  William D. Forsyth III, previously the sole shareholder of Frontegra, owns a minority interest in FNAH and continues to serve as President of Frontegra and the Distributor following the transaction.

YOUR ACCOUNT

How to Purchase Shares.  Shares of the Fund are sold on a continuous basis at net asset value (“NAV”).  The Fund’s NAV is determined as of the close of trading on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m., Eastern Time) on each day the NYSE is open.  The NAV for a class of shares is determined by adding the value of the Fund’s investments, cash and other assets attributable to that class, subtracting the liabilities attributable to that class and then dividing the result by the total number of shares outstanding for the class.  Due to the fact that different expenses are charged to the Institutional Class, Service Class and Class Y shares of the Fund, the NAV of the three classes may vary.  Your purchase price will be the Fund’s NAV next determined after the Fund or an authorized agent, such as a fund supermarket or broker-dealer who is authorized by the Distributor or an affiliate to sell shares of the Fund (collectively, “Financial Intermediaries”), receives your request in proper form.  The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.  Deposit in the mail or with a delivery service does not constitute receipt by the Transfer Agent.  A confirmation indicating the details of the transaction will be sent to you promptly.  Shares are credited to your account, but certificates are not issued.  However, you will have full shareholder rights.

Investments may be made by mail or wire.  The investment minimums noted above are waived for investments by qualified employee benefit plans.  Investment minimums may also be waived or reduced at the Fund’s discretion for certain registered investment advisers, broker-dealers, other financial intermediaries and individuals accessing accounts through registered investment advisers.  The Fund reserves the right to change or waive these minimums at any time.  You will be given at least 30 days’ notice of any increase in the minimum dollar amount of purchases.

Initial Investment by Mail.  You may purchase shares of the Fund by completing an application and mailing it along with a check payable to “Frontier Funds, Inc.” to:  Frontier Funds, Inc., c/o U.S. Bank Global Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.  For overnight deliveries, please use 615 East Michigan Street, Third Floor, Milwaukee, Wisconsin 53202-5207.  The Fund will not accept payment in cash or money orders.  The Fund also does not accept cashier’s checks in amounts of less than $10,000.  To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.  The Fund is unable to accept post dated checks, post dated on-line bill pay checks, or any conditional order or payment.  Purchases must be made in U.S. dollars and all checks must be drawn on a U.S. bank.  If your check does not clear, you will be charged a $25 service fee.  You will also be responsible for any losses suffered by the Fund as a result.  In the event a shareholder is unable to make the Fund whole in such a case, Frontegra will generally be responsible for any losses, with the right to seek indemnification or contribution from other parties.  All applications to purchase shares of the Fund are subject to acceptance by the Company and are not binding until so accepted.  The Company reserves the right to reject an application in whole or in part.

Initial Investment by Wire.  In addition, you may purchase shares of the Fund by wire.  Instruct your bank to use the following instructions when wiring funds:

Wire to:                                                                             U.S. Bank, N.A.

777 E. Wisconsin Ave.

Milwaukee, WI 53202

ABA Number 075000022

Credit to:                                                                     U.S. Bancorp Fund Services, LLC

Account Number 112-952-137

Further credit to:                              Frontier Funds, Inc.

Frontier MFG Global Plus Fund

(Class of Shares)

(investor account number)

(name or account registration)

If you are making an initial investment in the Fund, before you wire funds, please contact the Transfer Agent by phone to make arrangements with a telephone service representative to submit your completed application via mail, overnight delivery, or facsimile.  Upon receipt of your application, your account will be established and a service representative will contact you within 24 hours to provide an account number and to confirm the wiring instructions.

The Fund is not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system.  Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing.

Investment through Financial Intermediaries.  Alternatively, you may place an order to purchase shares of the Fund through a Financial Intermediary, who may charge a transaction fee for placing orders to purchase Fund shares or have policies or procedures that differ from those set forth in this Prospectus.  An order is deemed to be placed when the Fund, or a Financial Intermediary on the Fund’s behalf, receives the order in proper form.  Please consult your Financial Intermediary regarding fee information and procedures for purchasing and selling shares of the Fund.

Important Information about Procedures for Opening a New Account.  The Company, on behalf of the Fund, is required to comply with various anti-money laundering laws and regulations.  To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including mutual funds, to obtain, verify and record information that identifies each person who opens an account.  Consequently, the Transfer Agent will verify certain information on your account application as part of the Fund’s Anti-Money Laundering Program.  As requested on the application, you must supply your full name, date of birth, social security number and permanent street address.  If you are opening an account in the name of a legal entity (e.g., a partnership, limited liability company, corporation, business trust, etc.), you may be required to supply the identity of the beneficial owner or controlling person(s) of your legal entity prior to the opening of your account.  We may also ask for other identifying documents or information to verify the shareholder’s identity.  Mailing addresses containing only a P.O. Box will not be accepted.  Please contact the Transfer Agent at 1-888-825-2100 if you need additional assistance when completing your application.

If we do not have a reasonable belief of your identity, the account will be rejected or you will not be allowed to perform a transaction on the account until such information is received.  The Fund also reserves the right to close the account within five business days if clarifying information and/or documentation is not received.  If at any time the Fund detects suspicious behavior or if certain account information matches government lists of suspicious persons, the Fund may determine not to open an account, may close an existing account, may file a suspicious activity report or may take other action.  Any delay in processing your order will affect the purchase price you receive for your shares.  The Company and the Transfer Agent are not liable for fluctuations in NAV experienced as a result of such delays in processing.

In order to purchase shares, you must reside in a jurisdiction where Fund shares may lawfully be offered for sale.  Shares of the Fund have not been registered for sale outside of the United States except to investors with United States military APO or FPO addresses.  The Fund may not be sold to investors residing outside the United States and its territories, except upon evidence of compliance with the laws of the applicable foreign jurisdictions.

If you purchase shares of the Fund by check and request the redemption of such shares, payment of the redemption proceeds may be delayed for up to 12 days in order to ensure that the check for the investment has cleared.  This is a security precaution only and does not affect your investment.

Multiple Classes.  The Fund currently offers three different classes of shares:  Institutional Class shares, Service Class and Class Y shares.  As of the date of this prospectus, Class Y shares have not yet commenced operations.  The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses, which may affect their performance.  The classes also differ with respect to their investment minimums.  Service Class shares and Class Y shares impose a shareholder servicing fee that is assessed against the assets of the Fund attributable to each class.  In addition, Class Y shares impose a Rule 12b-1 fee that is assessed against the assets of the Fund attributable to that class.

Subsequent Investments.  You may make additions to your account by mail or by wire.  When making an additional purchase by mail, enclose a check payable to “Frontier Funds, Inc.” along with the additional investment form provided on the lower portion of your account statement.

Subsequent Investments by Wire.  To make an additional purchase by wire, please contact the Transfer Agent to advise them of your intent to wire funds.  This will ensure prompt and accurate credit upon receipt of your wire.  To make an additional investment by wire, please follow the wire instructions used to open an account.

How to Redeem Shares.  You may request redemption of part or all of your Fund shares at any time.  The price you receive will be the NAV next determined after the Fund receives your request in proper form, subject to the redemption fee described below if the shares have been held for 30 days or less.  Once your redemption request is received in proper form, the Fund typically expects to pay redemption proceeds by check mailed to you within two business days, by wire on the next business day or electronic credit via the Automated Clearing House (“ACH”) network within two or three business days and, in any event, no later than seven calendar days after receipt of a redemption request.  However, where securities have been sold to generate cash for payment of a redemption, your redemption proceeds will not be paid until the first business day after the sales proceeds are received by the Fund.  Also, the Fund may hold payment of your redemption proceeds until the Transfer Agent is reasonably satisfied that the purchase check has cleared, which may be up to 12 days.  In addition to the redemption procedures described below, redemptions may also be made through Financial Intermediaries who may charge a commission or other transaction fee.

Written Redemption.  To redeem shares in the Fund please furnish a written, unconditional request to:  Frontier Funds, Inc., c/o U.S. Bank Global Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.  For written redemption requests sent via overnight delivery, please use 615 East Michigan Street, Third Floor, Milwaukee, Wisconsin 53202-5207.  Your request must (i) be signed exactly as the shares are registered, including the signature of each owner and (ii) specify the number of Fund shares or dollar amount to be redeemed.  The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees, guardians, agents or attorneys-in-fact.  Redemption proceeds may be wired to a commercial bank authorized on your account.  Please note that if you redeem shares by wire, you will be charged a $15 service fee.  If you have redeemed all of your shares, the wire fee would be deducted from the redemption proceeds.  If you have only redeemed a portion of your account, the fee will be deducted from the remaining balance in your account.  If the dollar amount requested to be redeemed is greater than the current value of your account, your entire account balance may be redeemed.

Shareholders that invest through an IRA or other retirement plan must indicate on their redemption request whether or not to withhold federal income tax.  Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.

Payment of Redemption Proceeds.  Under normal market conditions, the Fund expects to use holdings of cash or cash equivalents or sell portfolio assets to meet redemption requests.  Under unusual market conditions such as times of market stress, the Fund reserves the right to make redemptions in kind as discussed below and may enter into a line of credit with a bank or borrow money (subject to the limits in the Fund’s investment policy on borrowing) to meet redemption requests.

Purchases In Kind.  Shares of the Fund may be purchased “in kind,” subject to the approval of Frontegra and/or MFG Asset Management and their determination that the securities are acceptable investments for the Fund and that they have a value that is readily ascertainable in accordance with the Fund’s valuation policies.  In an in kind purchase, investors transfer securities to the Fund in exchange for Fund shares.  Securities accepted by the Fund in an in kind purchase will be valued at market value.  In general, an investor transferring securities for shares will recognize a gain or loss, for federal income tax purposes, on an in kind purchase of the Fund, calculated as if the investor had sold the securities for their fair market value and used the proceeds to purchase shares of the Fund.

Redemptions In Kind.  The Fund generally pays redemptions in cash, but reserves the right to make a “redemption in kind” (a payment in portfolio securities rather than cash) if the amount you are redeeming is in excess of the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets in any 90-day period.  In such cases, you may incur brokerage costs in converting these securities to cash.  The Fund expects that while unlikely, any redemption in kind would be made as a pro rata portion of the Fund’s portfolio or a representative basket if the redemption is not large enough to distribute a pro rata portion.  The Fund expects that any redemptions in kind will be made with marketable securities.  However, you would bear any market risk until the securities are converted into cash.  For federal income tax purposes, redemptions in kind are taxed in the same manner as redemptions made in cash.  The subsequent sale of securities received in kind may also result in realized gains or losses for federal income tax purposes.

Redemption Fee.  A redemption fee of 2.00% will be charged on shares of the Fund redeemed (including in connection with an exchange) 30 days or less from their date of purchase.  The 30 day period during which shares are subject to the redemption fee commences on the day after the shares are purchased.  The redemption fee is paid directly to the Fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of Fund shares.  For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first.  The redemption fee does not apply to:

•                  shares purchased through retirement plans in limited circumstances;

•                  shares acquired through re-investments of Fund distributions; or

•                  shares redeemed because of death or disability.

The Fund may waive the redemption fee in the case of hardship and in other limited circumstances with respect to certain types of redemptions or exchanges that do not indicate market timing strategies.

Signature Guarantees.  Signature guarantees are required in the following circumstances:

•                  for redemption proceeds sent to any person, address or bank account not on record;

•                  for requests to wire redemption proceeds (if not previously authorized on the account);

•                  for redemption requests submitted within 30 days of an address change;

•                  when changing account ownership; and

•                  in other situations deemed necessary by the Transfer Agent or the Fund to protect against the possibility of fraud.

A signature guarantee may be obtained from any bank, savings and loan association, credit union, brokerage firm or other eligible guarantor institution, but not a notary public.  Non-financial transactions, including establishing or modifying certain services on an account, may require a signature verification from a Signature Validation Program member or other acceptable form of authentication from a financial institution source, such as notarization from commercial banks or brokerage firms.

Account Termination.  Your account may be terminated by the Fund on not less than 30 days’ notice if the value of the shares in an account falls below $10,000 for Institutional Class shares, $1,000 for Service Class shares and $100 for Class Y shares as a result of redemptions.  Upon any such termination, a check for the redemption proceeds will be sent to the address of record within seven calendar days of the redemption.  If you hold your Fund shares in a taxable account, a termination of your account by the Fund will result in the realization of a capital gain or loss determined by reference to the adjusted basis of the shares in the account terminated and the NAV of such shares on the date of the termination.

Householding.  In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts, and to shareholders the Fund reasonably believes are from the same family or household.  If you would like to discontinue householding for your accounts, please call toll-free at 888-825-2100 to request individual copies of these documents.  Once the Fund receives notice to stop householding, the Fund will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

Market Timing Policy.  The Fund or Frontegra may determine from the amount, frequency and pattern of exchanges that a shareholder is engaged in excessive trading that is detrimental to the Fund or its other shareholders.  Such short-term or excessive trading into and out of the Fund may harm all shareholders by disrupting investment strategies, increasing brokerage, administrative and other expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders.

The Board has approved policies that seek to discourage frequent purchases and redemptions and curb the disruptive effects of frequent trading (the “Market Timing Policy”).  Pursuant to the Market Timing Policy, the Fund may decline to accept an application or may reject a purchase request, including an exchange, from a market timer or an investor who, in the Fund’s discretion in consultation with Frontegra or MFG Asset Management, has a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Fund.  In addition, the Fund reserves the right to reject any purchase, including an exchange, that could adversely affect the Fund or its operations.  The Fund, Frontegra, MFG Asset Management and their affiliates are prohibited from entering into arrangements with any shareholder or other person to permit frequent purchases and redemptions of Fund shares.

The Fund monitors and enforces the Market Timing Policy through:

•                  the termination of a shareholder’s purchase and/or exchange privileges;

•                  selective monitoring of trade activity;

•                  the 2.00% redemption fee for redemptions or exchanges of shares 30 days or less after their date of purchase (determined on a first-in, first-out basis); and

•                  regular reports to the Board by the Fund’s Chief Compliance Officer regarding any unusual trading activity and any waivers of the short-term redemption fee.

The Distributor or an affiliate has entered into shareholder information agreements with Financial Intermediaries, which enable the Distributor or an affiliate to request information to assist in monitoring for excessive short-term trading activity of individual shareholders within omnibus accounts.  Omnibus accounts are accounts maintained by Financial Intermediaries on behalf of multiple beneficial shareholders.  In some cases, the Fund may rely on the market timing policies of Financial Intermediaries, even if those policies are different from the Fund’s policy, when the Fund believes that the policies are reasonably designed to prevent excessive trading practices that are detrimental to the Fund.  If inappropriate trading is detected in an omnibus account, the Fund may request that the Financial Intermediary take action to prevent the underlying shareholder from engaging in such trading and to enforce the Fund’s or the Financial Intermediary’s market timing policy.  There may be legal and technological limitations on the ability of Financial Intermediaries to restrict the trading practices of their clients, and they may impose restrictions or limitations that are different from the Fund’s policies.  As a result, the Fund’s ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.

DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS

Shares of the Fund may be offered through Financial Intermediaries.  If you purchase Fund shares through a Financial Intermediary, you may be subject to different fees or policies than those set forth in this Prospectus.

Rule 12b-1 Fees (Class Y Shares Only).  The Company, on behalf of the Fund’s Class Y shares, has adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “12b-1 Plan”).  Pursuant to the 12b-1 Plan, the Class Y shares pay an annual fee of up to 0.25% to the Distributor for payments to Financial Intermediaries who perform activities or incur expenses intended to result in the sale of Class Y shares of the Fund.  Because these fees are paid out of the Class Y shares’ assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

Shareholder Servicing Fee (Service Class and Class Y Shares Only).  The Company, on behalf of the Fund’s Service Class and Class Y shares, has adopted a shareholder servicing plan (the “Service Plan”).  Pursuant to the Service Plan, the Service Class and Class Y shares of the Fund pay an annual shareholder servicing fee of up to 0.15% per year to the Distributor for payments to Financial Intermediaries who provide on-going account services to shareholders.  Those services include establishing and maintaining shareholder accounts, mailing prospectuses, account statements and other Fund documents to shareholders, processing shareholder transactions and providing other recordkeeping, sub-accounting and administrative services for Service Class and Class Y shareholders.  Service Class and Class Y shares of the Fund may also make payments to Financial Intermediaries for other platform fees such as initial set-up fees for new funds and/or share classes so that the underlying customers of the Financial Intermediaries may receive sub-transfer agent, administrative, recordkeeping, sub-accounting and other non-distribution services.

Payments to Financial Intermediaries.  From time to time, the Company or the Distributor enter into arrangements with brokers or other Financial Intermediaries pursuant to which such parties agree to perform sub-transfer agent, record-keeping, shareholder servicing or other administrative services on behalf of their clients who are shareholders of the Fund.  Pursuant to these arrangements, the Distributor or Frontegra make payments to Financial Intermediaries for services provided to clients who hold shares of the Fund.  In some circumstances, Institutional Class shares of the Fund directly pay the intermediary for performing sub-transfer agent and other administrative services to clients who hold Institutional Class shares of the Fund through an omnibus account in an amount that is intended to compensate the intermediary for its provision of services of the type that are provided by the Transfer Agent.  Service Class and Class Y shares of the Fund pay a shareholder servicing fee as described above.  MFG has agreed to reimburse Frontegra for the payments it makes to Financial Intermediaries for sub-transfer agent and other administrative services.

In addition, the Distributor or Frontegra may pay additional compensation to certain Financial Intermediaries.  Under these arrangements, the Distributor or Frontegra may make payments from their own resources, and not as an additional charge to the Fund, to a Financial Intermediary to compensate it for distribution and marketing services, including the opportunity to distribute the Fund.  For example, the Distributor or Frontegra may compensate Financial Intermediaries for providing the Fund with “shelf space” or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of the Fund on preferred or recommended sales lists, mutual fund “supermarket” platforms, other formal sales programs and other forms of marketing support.  The amount of these payments is determined from time to time by the Distributor or Frontegra and may differ among such Financial Intermediaries based upon one or more of the following factors:  gross sales, current assets, the number of accounts of the Fund held by the Financial Intermediaries or other factors agreed to by the parties.  These payments are in addition to any distribution or service fees payable under the 12b-1 Plan or shareholder servicing arrangements as noted above.  The receipt of (or prospect of receiving) such compensation may provide the Financial Intermediary and its salespersons with an incentive to favor sales of Fund shares, or a particular class of those shares, over other investment alternatives.  You may wish to consider whether such arrangements exist when evaluating recommendations from a Financial Intermediary.

EXCHANGE PRIVILEGE

You may exchange all or a portion of your investment between classes or from one Frontier Fund to another Frontier Fund at any time by written request, if you meet the minimum investment requirements for the class and fund into which you would like to exchange, and if the class and fund are open to new investors.  Before exchanging your shares, you should first carefully read the Prospectus for the fund into which you are exchanging and consider the tax consequences if you hold your investment in a taxable account.  The value of the shares to be exchanged and the price of the shares being purchased will be the NAV next determined after receipt of instructions for exchange in proper form.  An exchange from one fund to another is treated, for federal income tax purposes, as a sale of the shares to be exchanged at their NAV and a subsequent use of the sales proceeds to purchase the replacement shares, and if you hold your Fund shares in a taxable account, will result in the realization of a capital gain or loss determined by reference to your adjusted basis in the shares to be exchanged and the NAV of those shares on the date of the exchange.  Exchanges are not tax-free.  However, a conversion from one class to another class within the same Fund will not be a taxable transaction.

Exchange requests should be directed to:  Frontier Funds, Inc., c/o U.S. Bank Global Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.  For written exchange requests sent via overnight delivery, please use 615 East Michigan Street, Third Floor, Milwaukee, Wisconsin 53202-5207.  If your shares are held in an account with a Financial Intermediary, contact the Financial Intermediary.  A Financial Intermediary may impose conditions on exchanges in addition to those disclosed in this prospectus.

Exchange requests may be subject to limitations under the Market Timing Policy to ensure that the exchanges do not disadvantage the Fund or its shareholders.  The Company reserves the right to modify or terminate the exchange privilege upon 60 days’ written notice to each shareholder prior to the modification or termination taking effect.

If you exchange your shares in the Fund for shares in any other Frontier Fund, you may be subject to the redemption fee described above under “Your Account — Redemption Fee.”

VALUATION OF FUND SHARES

Shares of each class of the Fund are sold at their NAV.  The NAV for each class of the Fund is calculated using the market value of the Fund’s investments and is determined as of the close of trading (generally 4:00 p.m. Eastern Time) on each day the NYSE is open for business.  The Fund does not determine NAV on days the NYSE is closed.  The NYSE is closed on New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  The price at which a purchase order or redemption request is effected is based on the next calculation of NAV after we receive your transaction request in good order.

In determining the Fund’s NAV, each equity security traded on a securities exchange, including NASDAQ, is valued at the closing price on the exchange on which the security is principally traded.  Exchange-traded securities for which there were no transactions on a given day are valued at the most recent bid price.  Securities not listed on a securities exchange are valued at the most recent sale price.  Short-term investments maturing within 60 days or less, which are not priced by a pricing service, may be valued by the amortized cost method, which approximates fair value.

Any securities or other assets for which market valuations are not readily available or are unreliable are valued at fair value as determined by Frontegra or MFG Asset Management in good faith and in accordance with procedures approved by the Board.  Consequently, the price of a security used by the Fund to calculate its NAV may differ from the quoted or published price for the same security.  The Fund may use fair value pricing if, for example, trading in a particular security is halted and does not resume before the Fund calculates its NAV or the exchange on which a security is traded closes early.  Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security.

The Fund’s securities may be listed on foreign exchanges that trade on days when the Fund does not calculate NAV.  As a result, the market value of the Fund’s investments may change on days when you cannot purchase or sell Fund shares.  In addition, a foreign exchange may not value its listed securities at the same time that the Fund calculates its NAV.  If a significant event occurs in a foreign market after the close of the exchange that may affect a security’s value, such security may be valued at its fair value pursuant to the procedures discussed above.  The Fund has retained an independent fair value pricing service to assist in valuing foreign securities in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which the Fund calculates its NAV.  The fair value pricing service may employ quantitative models in determining fair value.

DISTRIBUTIONS AND FEDERAL INCOME TAX TREATMENT

As with any investment, you should consider how your investment in the Fund will be taxed.  Changes in income tax laws, potentially with retroactive effect, could impact the Fund’s investments or tax consequences to you of investing in the Fund.  Some of the changes could affect the timing, amount and tax treatment of Fund distributions made to shareholders.  If your account is not a tax-deferred retirement account or other tax-advantaged savings plan (or you are not otherwise exempt from income tax), you should be aware of the following federal income tax implications.

Taxes on Distributions.  The Fund intends to distribute substantially all of its investment company taxable income and net capital gain, if any, to shareholders at least annually.  For federal income tax purposes, distributions of the Fund’s investment company taxable income (which includes dividends, interest, the excess of any net short-term capital gain over net long-term capital loss, and net gain from foreign currency transactions) generally will be taxable to you as ordinary income whether reinvested in additional Fund shares or received in cash, unless such distributions are attributable to and reported by the Fund as “qualified dividend income” (generally, dividends received by the Fund from U.S. corporations and certain foreign corporations that are eligible for the benefits of a comprehensive tax treaty with the U.S.) and the shareholder satisfies certain holding period requirements.  For non-corporate shareholders, such “qualified dividend” income is currently eligible for the reduced federal income tax rates applicable to long-term capital gains.

If the Fund distributes any net capital gain (the excess of net long-term capital gain over net short-term capital loss), then such distributions will be taxable as long-term capital gain, whether reinvested in additional Fund shares or received in cash, and regardless of the length of time you have owned your shares.  The Fund will inform shareholders of the federal income tax status of all distributions after the close of each calendar year.

When the Fund makes a distribution, the Fund’s NAV decreases by the amount of the distribution.  If you purchase shares shortly before a distribution, you will be subject to income taxes on the distribution, even though the value of your investment (plus cash, Fund shares, or in-kind securities received in the distribution, if any) remains the same.  All distributions will automatically be reinvested in shares of the Fund at the then-prevailing NAV unless you specifically request that either distributions of investment company taxable income or net capital gain or both be paid in cash.  If you elect to receive distributions in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check in your account, at the Fund’s then-current NAV, and to reinvest all subsequent distributions.

The election to receive distributions in cash or reinvest them may be changed by writing to:  Frontier Funds, Inc., c/o U.S. Bank Global Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.  For overnight deliveries, please use 615 East Michigan Street, Third Floor, Milwaukee, Wisconsin 53202-5207.  Such notice must be received at least five business days prior to the record date of any distribution.

Taxes on Sales, Redemptions and Exchanges.  Your sale, exchange or redemption of Fund shares will generally result in a taxable capital gain or loss to you, depending on whether the sale, exchange or redemption proceeds, including in-kind proceeds, are more or less than your adjusted basis in the sold, exchanged or redeemed shares (generally, the amount you paid for the shares).  Generally, the capital gain or loss will be long-term if you have held your Fund shares for more than one year and short-term if you have held your Fund shares for one year or less.  Any capital loss arising from the sale, exchange or redemption of Fund shares held for six months or less, however, is treated as a long-term capital loss to the extent of any distributions of net capital gain received or deemed to be received with respect to such shares.  As discussed above under “Exchange Privilege,” an exchange of Fund shares for shares in any other Frontier Fund generally will have similar tax consequences to a sale or redemption of Fund shares.  If you purchase Fund shares (through reinvestment of distributions or otherwise) within 30 days before or after selling, exchanging or redeeming Fund shares at a loss, all or part of that loss will not be deductible and will instead increase the basis of the new shares.

Medicare Tax.  In addition to the federal income tax, certain individuals, trusts and estates may be subject to a Medicare tax of 3.8%.  The Medicare tax is imposed on the lesser of (i) a taxpayer’s investment income, net of deductions properly allocable to such income, or (ii) the amount by which such taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals, and $125,000 for married individuals filing separately).  The Fund’s distributions are includable in a shareholder’s investment income for purposes of this Medicare tax.  In addition, any capital gain realized on the sale, exchange or redemption of Fund shares is includable in a shareholder’s investment income for purposes of this Medicare tax.

Withholding.  Except in cases of certain exempt shareholders, including most corporations, if you do not furnish the Fund with your correct Social Security Number or other Taxpayer Identification Number or the Fund receives notification from the Internal Revenue Service (“IRS”) requiring backup withholding, the Fund is required by federal law to withhold federal income tax from your distributions and redemption proceeds at a rate set under Section 3406 of the Internal Revenue Code of 1986, as amended, for U.S. residents.

Foreign Tax Considerations.  Some foreign governments levy withholding taxes against dividend and interest income.  Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the return on the Fund’s securities.  The Fund may elect to pass through to you your pro rata share of foreign income taxes paid by the Fund if more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of foreign stocks and securities.  The Fund will notify you if it makes such an election.

Cost Basis Reporting.  The Fund is required to report to certain shareholders and the IRS the cost basis of Fund shares acquired on or after January 1, 2012, when the shareholder subsequently sells, exchanges or redeems those shares.  The Fund will determine the cost basis of such shares using the average cost method unless you elect in writing any alternative IRS-approved cost basis method.  Please see the SAI for more information regarding cost basis reporting.

This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on you.  There may be other federal, state, foreign or local tax considerations applicable to a particular investor.  You are urged to consult your own tax adviser.

Please see the SAI for more information about taxes.

DIRECTORS

William D. Forsyth III

David L. Heald

Steven K. Norgaard

James M. Snyder

OFFICERS

William D. Forsyth III

Elyce D. Dilworth

INVESTMENT ADVISER

Frontegra Asset Management, Inc.

400 Skokie Boulevard, Suite 500

Northbrook, Illinois  60062

SUBADVISER

Magellan Asset Management Limited

doing business as MFG Asset Management

MLC Centre Level 36, 19 Martin Place

Sydney NSW 2000

Australia

CUSTODIAN

U.S. Bank, N.A.

1555 N. River Center Drive, Suite 302

Milwaukee, Wisconsin  53212

DISTRIBUTOR

Frontegra Strategies, LLC

400 Skokie Boulevard, Suite 500

Northbrook, Illinois  60062

TRANSFER AGENT

U.S. Bancorp Fund Services, LLC

For overnight deliveries, use:

Frontier Funds, Inc.

c/o U.S. Bank Global Fund Services, LLC

615 East Michigan Street, 3rd Floor

Milwaukee, Wisconsin  53202-5207

For regular mail deliveries, use:

Frontier Funds, Inc.

c/o U.S. Bank Global Fund Services, LLC

P.O. Box 701

Milwaukee, Wisconsin  53201-0701

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.

342 N. Water Street, Suite 830

Milwaukee, Wisconsin  53202

LEGAL COUNSEL

Godfrey & Kahn, S.C.

833 E. Michigan Street, Suite 1800

Milwaukee, Wisconsin  53202

PRIVACY POLICY

Protecting the privacy of Fund shareholders is important to us.  The following is a description of the practices and policies through which the Fund maintains the confidentiality and protects the security of your non-public personal information.

What Information We Collect

In the course of providing services to you, we may collect the following types of “non-public personal information” about you:

•                  Information we receive from you on applications or other forms, such as your name, address and social security number, the types and amounts of investments and bank account information, and

•                  Information about your transactions with us, our affiliates and others, as well as other account data.

“Non-public personal information” is non-public information about you that we obtain in connection with providing a financial product or service to you, such as the information described in the above examples.

“Affiliates” include Timpani Capital Management LLC and Frontegra Asset Management, Inc., the investment advisers to Frontier Funds, Inc., Frontier Partners, Inc., a consulting/marketing firm, and Frontegra Strategies, LLC, the principal distributor of the Fund’s shares.

What Information We Disclose

We do not disclose non-public personal information about you or any of our former shareholders to anyone, except as permitted by law.  We are permitted by law to share any of the information we collect, as described above, with our affiliates.  In addition, in the normal course of serving shareholders, information we collect may be shared with companies that perform various services such as subadvisers, transfer agents, custodians and broker-dealers.  These companies will use this information only for the services for which we hired them and as allowed by applicable law.

Confidentiality and Security Procedures

To protect your personal information, we permit access only by authorized personnel.  We maintain physical, electronic and procedural safeguards to protect the confidentiality, integrity and security of your non-public personal information.

We will continue to adhere to the privacy policies and practices in this notice even after your account is closed or becomes inactive.

Additional Rights

You may have other privacy protections under applicable state laws.  To the extent those state laws apply, we will comply with them with respect to your non-public personal information.

This Page is Not a Part of the Prospectus

Additional information regarding the Company and the Fund is included in the SAI, which has been filed with the SEC.  The SAI is incorporated into this Prospectus by reference and therefore is legally part of this Prospectus.  Further information about the Fund’s investments is available in the Company’s annual and semi-annual reports to shareholders as they become available.  The Company’s annual report provides a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.  You may receive the SAI, annual report and semi-annual report free of charge, request other information about the Fund and make general inquiries by contacting the Company at the address below or by calling, toll-free, 1-888-825-2100.  The SAI is and the annual and semi-annual reports are also available, free of charge, on the Company’s website at http://www.frontiermutualfunds.com.

Information about the Fund (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Please call the SEC at 1-202-551-8090 for information relating to the operation of the Public Reference Room.  Reports and other information about the Fund are also available on the EDGAR database on the SEC’s Internet site located at http://www.sec.gov.  Alternatively, copies of this information may be obtained, upon payment of a duplicating fee, by electronic request to the following e-mail address:  publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520.

Frontier Funds, Inc.

c/o U.S. Bank Global Fund Services, LLC

P.O. Box 701, Milwaukee, Wisconsin 53201-0701

The Company’s 1940 Act File Number is 811-07685.